Exhibit 10.4

SUBSCRIPTION AGREEMENT

Instructions:	Complete and sign this Subscription Agreement. Please be sure to initial the appropriate “accredited investor” category in Box C.
A completed and originally executed copy of, and the other documents required to be delivered with, this Subscription Agreement, must be delivered to the following address:

Edward Clissold Chief Financial Officer Park City Group, Inc. 299 S Main Street, Ste. 2370 Salt Lake City, Utah 84111 (435) 645-2000 eclissold@parkcitygroup.com

1. The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Park City Group, Inc. (the “Corporation”) the number of shares of the Corporation’s common stock, par value $0.01 per share (“Shares”), at the price and for the aggregate consideration set forth in Box A of Section 6 below (the “Subscription Price”), and warrants, with an exercise price of $3.50 per share (each a “Warrant” and collectively, the “Warrants”), to purchase that number of shares of the Corporation’s common stock equal to thirty-three (33%) of the aggregate purchase price of Shares subscribed for by each Subscriber (the “Warrant Shares”). A form of Warrant is attached hereto as Exhibit A.  The Subscriber acknowledges that this Subscription Agreement is subject to acceptance by the Corporation, in whole or in part.  The Subscriber agrees that if this Subscription Agreement is not accepted in full, any funds related to the portion of this Subscription Agreement not accepted will be returned to the undersigned, without interest.  Notwithstanding the above, however, in the event this Subscription Agreement is not accepted in full, the Subscriber shall nevertheless be issued a Warrant for that number of Warrant Shares set forth in Box A of Section 6 below.

2. By executing this Subscription Agreement, the Subscriber represents, warrants and covenants (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom it is contracting hereunder) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a) it is authorized to consummate the purchase of the Shares and Warrants (together, the “Securities”);

(b) it understands that the Securities have not been registered under the Securities Act of 1933 (the “Securities Act”), or any applicable state securities laws at the time of issuance, and that the offer and sale of Shares is being made in reliance on a private placement exemption available under Section 4(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act (“Regulation D”) to accredited investors (“Accredited Investors”), as defined in Rule 501(a) of Regulation D.  It is further understood that the Company intends to register the Shares and Warrant Shares under the Securities Act pursuant to piggyback registration rights available in the Registration Rights Agreement entered into between the Corporation and certain accredited investors on March 12, 2013;

(c) it has reviewed copies of the Corporation’s filings with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), including by way of example and not by limitation, the Corporation’s Annual Report on Form 10-K filed with the SEC on September 25, 2012, its Quarterly Report on Form 10-Q filed with the SEC on February 14, 2013, and current Reports on Form 8-K’s filed with the SEC subsequent to February 14, 2013 (together, “SEC Filings”).  In addition, it has had access to such additional information, if any, concerning the Corporation as it has considered necessary in connection with its investment decision to acquire the Securities, and it acknowledges that it has been offered the opportunity to ask questions and receive answers from management of the Corporation concerning the terms and conditions of the offering of the Shares, and to obtain any additional information which the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in the SEC Filings;

(d) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and is able to bear the economic risks of, and withstand the complete loss of, such investment;

(e) it is relying on the information contained in the SEC Filings in making its investment decision with respect to the Securities.  It acknowledges that the Corporation has not made any representations or given any information to it with respect to the Corporation or the offer or sale of the Securities other than the information contained in the SEC Filings;

(f) it is an Accredited Investor acquiring the Securities for its own account or, if the Securities are to be purchased for one or more accounts (“Investor Accounts”) with respect to whom it is exercising sole investment discretion, each such Investor Account is an Accredited Investor on a like basis.  In each case, the undersigned has completed Box C of Section 6 to indicate under which category of Rule 501(a) the investor qualifies as an Accredited Investor;

(g) it is not acquiring the Securities with a view to any resale, distribution or other disposition of the Securities in violation of federal or applicable state securities laws, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the U.S. or to U.S. persons; provided, however, that the holder may sell or otherwise dispose of any of the Securities pursuant to registration thereof under the Securities Act and any applicable state securities laws or pursuant to an exemption from such registration requirements;

(h) in the case of the purchase by the Subscriber of the Securities as agent or trustee for any other person, the Subscriber has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;

(i) it is not purchasing the Securities as a result of any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(j) it understands that the Securities are “restricted securities” as defined in Rule 144(a)(3) under the Securities Act and agrees that if it decides to offer, sell or otherwise transfer the Securities, such shares may be offered, sold or otherwise transferred only (A) to the Corporation, (B) outside the U.S. in accordance with Rule 904 of Regulation S under the Securities Act, (C) within the U.S. or to or for the account or benefit of a U.S. Person in accordance with an exemption from the registration requirements of the Securities Act and all applicable state securities laws, (D) in a transaction that does not require registration under the Securities Act or any applicable U.S. state securities laws or (E) pursuant to an effective registration statement under the Securities Act, and in each case in accordance with any applicable state securities laws in the U.S. or securities laws of any other applicable jurisdiction; provided, however, that with respect to sales or transfers under clauses (C) or (D), only if the holder has furnished to the Corporation a written opinion of counsel, reasonably satisfactory to the Corporation, prior to such sale or transfer;

(k) it has been independently advised as to the applicable holding period and resale restrictions with respect to trading imposed in respect of the Securities, by securities legislation in the jurisdiction in which it resides or to which it is otherwise subject, and confirms that no representation has been made respecting the applicable holding periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the undersigned may not be able to resell the Securities except in accordance with applicable securities legislation and regulations;

(l) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of the Securities; or

(iii) as to the future price or value of any of the Securities;

(m) it understands and acknowledges that certificates representing the Securities shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION, THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE U.S. IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN THE CASE OF (C) AND (D), THE SELLER FURNISHES TO THE CORPORATION A WRITTEN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.”

(n) it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the shares of Securities in order to implement the restrictions on transfer set forth and described herein;

(o) the office or other address of the undersigned at which the undersigned received and accepted the offer to purchase the Securities is the address listed in Box B of Section 6 below;

(p) if required by applicable securities laws, regulations, rule or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file, within the approved time periods, all documentation as may be required thereunder, and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the issuance of the Securities;

(q) this subscription agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

(r) it is not an affiliate (as defined in Rule 144 under the Securities Act) of the Corporation and is not acting on behalf of an affiliate of the Corporation.

3. The Subscriber acknowledges that the representations and warranties and agreements contained herein are made by it with the intention that they may be relied upon by the Corporation and its legal counsel in determining its eligibility or, if applicable, the eligibility of others on whose behalf it is contracting hereunder, to purchase the Securities.  The Subscriber further agrees that by accepting delivery of the Securities or by having its agent accept delivery of the Securities on its behalf, it shall be representing and warranting that the representations, warranties, acknowledgements and agreements contained herein are true and correct as at the time of accepting delivery of the Securities with the same force and effect as if they had been made by the Subscriber at such time and that the representations and warranties shall survive the purchase by the Subscriber of the Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Securities.  The Corporation and its directors, officers, employees, shareholders and its legal counsel shall be entitled to rely on the representations and warranties of the Subscriber contained in this subscription agreement, and the Subscriber shall indemnify and hold harmless the Corporation, its legal counsel for any loss, costs or damages any of them may suffer as a result of any misrepresentations or any breach or failure to comply with any agreement herein.

4. The contract arising out of the acceptance of this subscription by the Corporation shall be governed by and construed in accordance with the laws of the State of Utah and represents the entire agreement of the parties hereto relating to the subject matter hereof.

5. The Corporation shall be entitled to rely on delivery of a facsimile copy of this subscription agreement, and acceptance by the Corporation of a facsimile copy of this subscription agreement shall create a legal, valid and binding agreement among the undersigned and the Corporation in accordance with the terms hereof.

6. SUBSCRIPTION PARTICULARS

BOX A
Particulars of Purchase of Shares of Common Stock and Warrants
Number of Shares subscribed for:

Subscription Price ($3.50 X number of Shares)

Number of Warrants subscribed for:
(Subscription Price X 33%/$3.50)

BOX B
Subscriber Information
Name

Street Address

Street Address (2)

City and State

Zip Code

Contact Name

Alternate Contact

Phone No.

Fax No. / E-mail Address

BOX C

Accredited Investor Status

The Subscriber represents and warrants that it is an “accredited investor”, as defined in Rule 501(a) under the Securities Act, by virtue of satisfying one or more of the categories indicated below (please write your initials on the line next to each applicable category):

☐	Category 1.
A bank, as defined in section 3(a)(2) of the Securities Act.
A savings and loan association or other institution, as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.
A broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.
An insurance company as defined in section 2(a)(13) of the Securities Act.
An investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.
A Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	Category 2.	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.
☐	Category 3.
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

☐	Category 4.	A director or executive officer of the Corporation.
☐	Category 5.
A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000, excluding the value of the person’s primary residence, if any.

☐	Category 6.
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Category 7.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act.

☐	Category 8.	An entity in which each of the equity owners is an accredited investor.

7. A certified check or bank draft in the amount of the Subscription Price as set forth in Box A of Section 6 above, accompanies this Subscription Agreement.

SIGNATURE OF SUBSCRIBER

Signature of Subscriber (on its own behalf and, if applicable, on behalf of each person for whom it is contracting hereunder):

(Full Name of Subscriber)

(Authorized Signature)

(Name and Official Capacity – PLEASE PRINT)

ACCEPTANCE BY CORPORATION

The Corporation hereby accepts the above subscription as of this ______ day of _____________, 2013.

Park City Group, Inc.

(Signature)

[Name], [Title]